RINO INTERNATIONAL CORP to Present at ROTH 21st Annual OC
Growth Stock Conference in Dana Point, CA on February 18th, 2009 at 12:30 pm Pacific Time

DALIAN, China, February 10, 2009/Xinhua-PRNewswire-FirstCall/ -- RINO International Corporation (OTC Bulletin Board: RINO - News), through its subsidiaries and controlled affiliates in the People's Republic of China (collectively, the "Company" or "RINO"), that designs, manufactures, installs and services proprietary and patented wastewater treatment, desulphurization equipment, and high temperature anti-oxidation systems for iron and steel manufacturers in the People's Republic of China ("PRC"), today announced that the Company will present at the Roth 21st Annual OC Growth Stock Conference held at Ritz Carlton Laguna Niguel Hotel in Dana Point, California. The Company is scheduled to present at 12:30 p.m. US Pacific Time on Wednesday, February 18th, 2009.

The Company's presentation will be held in the Ritz Ballroom and management of the Company will participate in one-on-one meetings with conference attendees on February 16-18, 2009. Management of the Company will discuss the Company's products, its customer base, the competitive landscape, environmental regulations which are driving adoption of the Company's products, recent financial results of the Company, and the Company's long term growth strategy.

Participation is by invitation and registration is mandatory. For more information on the conference, contact your Roth representative or visit http://www.roth.com ..

About ROTH Capital Partners

ROTH is a full service investment banking firm dedicated to the small and micro-cap market. The firm is privately owned with current principals being majority owners. The core management team has been consistent for many years. Since the inception of the firm in 1984, ROTH has been a leader and innovator in the small and micro cap markets. ROTH's exclusive focus has been, is, and will continue to offer a full spectrum of investment banking services, including raising capital, research coverage, trading and market making, merger and acquisition advisory services, and investor conferences.

About RINO International Corporation

RINO International Corporation, through its direct and indirect subsidiaries, including Innomind Group Limited and Dalian Innomind Environment Engineering Co., Ltd., its contractually-controlled affiliate, Dalian RINO Environmental Engineering Science and Technology Co., Ltd. ("Dalian Rino") and Dalian Rino Environment Project Design Co., Ltd., a wholly-owned subsidiary of Dalian Rino, is a leading provider of environmental protection equipment for the iron and steel industry in China. Specifically, RINO designs, manufactures, installs and services proprietary and patented wastewater treatment, flue gas desulphurization equipment, and high temperature anti-oxidation systems, which are all designed to reduce either industrial pollution and/or improve energy utilization. RINO's manufacturing facility maintains the ISO 9001 Quality Management System and ISO 14001 Environment Management System certifications, in addition to receiving numerous government and industry awards.

Cautionary Statement Regarding Forward-Looking Information

The upcoming presentations and discussions may contain forward-looking information about the Company. Forward-looking statements are statements that are not facts. These statements can be identified by the use of forward- looking terminology such as "believe," "expect," "may," "will," "should," "project," "plan," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and statements which may include discussions of strategy, and statements about industry trends future performance, operations and products of each of the entities referred to above. Actual performance results may vary significantly from expectations and projections as a result of various factors, including without limitation and the risks set forth "Risk Factors" contained in the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and the Registration Statement on Form S-1 and the amendments thereto filed with the Securities and Exchange Commission.

For more information, please contact:

Matt Hayden
HC International, Inc.
Tel:   +1-561-245-5155
Email: matt.hayden@hcinternational.net